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                     United of Omaha Life Insurance Company
                               Supplement Number 1
                             Dated October 28, 2002
                                to the Prospectus
                                Dated May 1, 2002

Individual Flexible Payment Variable Annuity

Effective October 28, 2002, we will not accept any premium payment that is allocated to the fixed account in excess of $5,000. We also will not accept any premium payment or transfer from a Subaccount which would result in the value in the fixed account exceeding $5,000. This limitation does not apply to premiums deposited in the systematic transfer accounts.

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